EXHIBIT 10.8


                                Kennametal Inc.

                    STOCK OPTION AND INCENTIVE PLAN OF 1992

                      (as amended effective July 1, 1995)


     SECTION 1. ESTABLISHMENT. There is hereby established the Kennametal Inc. Stock Option and Incentive Plan of 1992 (hereinafter called the "Plan") pursuant to which officers and employees of Kennametal Inc. (hereinafter called the "Company") and its subsidiaries who are mainly responsible for its continued growth and development and future financial success may be granted options to purchase shares of Capital Stock of the Company (as defined in Section 5 below) and/or may receive awards of shares of Capital Stock in order to secure to the Company the advantages of the incentive and sense of proprietorship inherent in stock ownership by such persons, to award such persons for services previously performed and/or as an added inducement to continue in the employ of the Company.

     SECTION 2. DURATION. Options and share awards under this Plan may be granted only within the ten-year period beginning on the date on which the Plan is adopted by the stockholders. Any options or share awards outstanding after the expiration of such ten-year period may be exercised within the periods prescribed by Section 7.

     SECTION 3. ADMINISTRATION. The Plan shall be administered by a committee (hereinafter called the "Committee") constituted so as to permit the Plan to comply with Rule 16b-3 (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall be appointed by and serve at the pleasure of the Board of Directors. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be deemed the acts of the Committee. Subject to the provisions of the Plan, the Committee is authorized to adopt such rules and regulations and to take such action in the administration of the Plan as it shall deem proper.

     SECTION 4. ELIGIBILITY. Officers and employees of the Company and its subsidiaries (including officers and employees who are directors of the Company) who, in the opinion of the Committee, are mainly responsible for the continued growth and development and future financial success of the business shall be eligible to participate in the Plan. The Committee shall, in its sole discretion, from time to time, select from such eligible persons those to whom options shall be granted or shares awarded and determine the number of shares to be included in such option or award; provided, however, that no option may be granted in substitution for an outstanding option except as provided in Section 12(d). No officer or employee shall have any right to receive an option or share award, except as the Committee in its discretion shall determine. The term "subsidiary," where used in the Plan or in any stock option agreement entered into under the Plan, means a "subsidiary corporation" as defined in Section 425 of the Internal Revenue Code of 1986, as it may be amended from time to time (the "Code").

     SECTION 5. SHARES SUBJECT TO THE PLAN. The total number of shares of stock which may be issued pursuant to the Plan shall be the lesser of 550,000 shares of capital stock, par value $1.25 per share, of the Company (the "Capital Stock") using the Net Counting Method (as hereinafter defined) or 825,000 shares of Capital Stock using the Gross Counting Method (as hereinafter defined); provided, however, that (under both the Net Counting Method and the Gross Counting Method): (i) the number of shares of Capital Stock to be issued pursuant to the Plan is subject to adjustment as provided in Section 12; and (ii) to the extent that options granted under the Plan shall expire or terminate without being exercised or shares awarded under the Plan shall be forfeited, such shares shall remain available for purposes of the Plan, except to the extent that a participant subject to Section 16(b) of the Exchange Act ("Section 16(b)") shall have received any benefits (such as dividends) of the ownership of shares pursuant to a share award prior to forfeiture of such share award (other than voting rights or accumulated but unpaid dividends), in which case such shares shall not be available for purposes of the Plan for reissuance. Capital Stock to be issued under the Plan may be either authorized and unissued shares or shares held in treasury by the Company. For purposes of the Plan, the "Net Counting Method" shall mean a method of calculation pursuant to which shares of Capital Stock delivered to the Company in payment of the exercise price of an option or for tax payment obligations or shares of Capital Stock withheld by the Company for payment of tax withholding obligations or the exercise price of an option shall not be counted against the Plan limitation and shall remain available for future awards under the Plan. For purposes of the Plan, the "Gross Counting Method" shall mean a method of calculation pursuant to which shares of Capital Stock delivered to the Company in payment of the exercise price of an option or for tax payment obligations or shares of Capital Stock withheld by the Company for payment of tax withholding obligations or the exercise price of an option shall be counted against the Plan limitation and shall not remain available for future awards under the Plan.

     SECTION 6. TYPES OF OPTIONS. Options granted pursuant to the Plan may be either options which are incentive stock options under Section 422 of the Code (hereinafter called "Incentive Stock Options") or other options (hereinafter called "Nonstatutory Stock Options"). Incentive Stock Options and Nonstatutory Stock Options shall be granted separately hereunder. The Committee, in its discretion, shall determine whether and to what extent options granted under the Plan shall be Incentive Stock Options or Nonstatutory Stock Options. The provisions of the Plan and any stock option agreement pursuant to which Incentive Stock Options shall be issued shall be construed in a manner consistent with Section 422 of the Code and rules and regulations promulgated or proposed thereunder.

     SECTION 7. TERMS OF OPTIONS. Each option granted under the Plan shall be evidenced by a stock option agreement between the Company and the person to whom such option is granted and shall be subject to the following terms and conditions:

            (a) Subject to adjustment as provided in Section 12 of this Plan, the price at which each share covered by an option may be purchased shall be determined in each case by the Committee but, in the case of Incentive Stock Options, shall not be less than the fair market value thereof at the time the option is granted and, in the case of Nonstatutory Stock Options, shall not be less than seventy-five percent (75%) of the fair market value thereof at the time the option is granted. If an optionee owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than ten percent (10%) of the combined voting power of all classes of the stock of the Company (or any parent or subsidiary corporation of the Company) and an option granted to such optionee is intended to qualify as an Incentive Stock Option, the option price shall be no less than 110% of the fair market value of the shares covered by the option on the date the option is granted.

            (b) The aggregate fair market value of shares of Capital Stock with respect to which Incentive Stock Options are first exercisable by the optionee in any calendar year (under all Plans of the Company and its subsidiaries) shall not exceed the limitations, if any, imposed by
     Section 422(d) of the Code (or any successor provision). If any option designated as an Incentive Stock Option, either alone or in conjunction with any other option or options, exceeds the foregoing limitation, the portion of such option in excess of such limitation shall automatically be reclassified (in whole share increments and without fractional share portions) as a Nonstatutory Stock Option, with later granted options being so reclassified first.

            (c) During the lifetime of the optionee the option may be exercised only by the optionee. The option shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution or, if in compliance with Rule 16b-3 (or any successor rule), pursuant to a domestic relations order. After the death of the optionee, the option may be transferred to the Company upon such terms and conditions, if any, as the Committee and the personal representative or other person entitled to the option may agree within the period specified in subsection 7(d) (ii) hereof.

            (d) An option may be exercised in whole at anytime, or in part from time to time, within such period or periods (not to exceed ten years from the granting of the option in the case of an Incentive Stock Option) as may be determined by the Committee and set forth in the stock option agreement (such period or periods being hereinafter referred to as the "option period"), provided that:

                 (i) If the optionee shall cease to be employed by the Company or any of its subsidiaries, the option may be exercised only within three months after the termination of employment and within the option period or, if such termination was due to disability, within one year after termination of employment and within the option period, unless such termination of employment shall be for cause or in violation of an agreement by the optionee to remain in the employ of the Company or one of its subsidiaries, in which case the option shall forthwith terminate; provided, however, that the Committee may in its sole discretion extend the option period of any option for up to three years from the date of termination of employment regardless of the original option period;

                 (ii) If the optionee shall die, the option may be exercised only within 450 calendar days after the optionee's death and within the option period and only by the optionee's personal representative or persons entitled thereto under the optionee's will or the laws of descent and distribution;

                 (iii) The option may not be exercised for more shares
            (subject to adjustment as provided in Section 12) after the termination of the optionee's employment or the optionee's death than the optionee was entitled to purchase thereunder at the time of the termination of the optionee's employment or the optionee's death;

                 (iv) If an optionee owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary corporation of the Company) and an option granted to such optionee is intended to qualify as an Incentive Stock Option, the option by its terms may not be exercisable after the expiration of five years from the date such option is granted; and

                 (v) No option granted to an optionee subject to Section 16(b) may be exercised during the six-month period beginning on the date of grant.

            (e) The option price of each share purchased pursuant to an option shall be paid in full at the time of each exercise (the "Payment Date") of the option (i) in cash; (ii) in the discretion of the Committee, through the delivery to the Company of previously owned shares of Capital Stock having an aggregate fair market value equal to the option price of the shares being purchased pursuant to the exercise of the option; provided, however, that, with respect to an optionee who is subject to Section 16(b), shares of Capital Stock acquired pursuant to an option or share award granted within the six-month period prior to the Payment Date may not be utilized to pay the option price for any option hereunder; (iii) through an election pursuant to Section 8 hereof to have shares of Capital Stock otherwise issuable to the optionee withheld to pay the exercise price of such option; or (iv) in the discretion of the Committee, through any combination of the payment procedures set forth in subsections (i)-(iii) of this Section 7(e).

            (f) The Committee, in its discretion, may authorize "stock retention options" which provide, upon the exercise of an option granted under this Plan, the Stock Option Plan of 1982 or the Stock Option and Incentive Plan of 1988 (a "prior option") using previously owned shares, for the automatic issuance of a new option under this Plan with an exercise price equal to the current fair market value and for up to the number of shares equal to the number of previously owned shares delivered in payment of the exercise price of the prior option. Such stock retention option shall have the same option period as the prior option.

            (g) In consideration for the granting of each option, the optionee shall agree to remain in the employment of the Company or one of its subsidiaries, at the pleasure of the Company or such subsidiary, for at least one year from the date of the granting of such option or until the first day of the month coinciding with or next following the optionee's sixty-fifth birthday, whichever may be earlier. Nothing contained in the Plan nor in any stock option agreement shall confer upon any optionee any right with respect to the continuance of employment by the Company or any of its subsidiaries nor interfere in any way with the right of the Company or any subsidiary to terminate his employment or change his compensation at any time.

            (h) The Committee may include such other terms and conditions not inconsistent with the foregoing as the Committee shall approve. Without limiting the generality of the foregoing sentence, the Committee shall be authorized to determine that options shall be exercisable in one or more installments during the term of the option and the right to exercise may be cumulative as determined by the Committee.

     SECTION 8.  SHARE WITHHOLDING.

            (a) An optionee may, in the discretion of the Committee, elect to pay the exercise price of an option, in whole or in part, by requesting that the Company withhold shares of stock otherwise issuable to the optionee having a fair market value equal to the portion of the exercise price of the option being paid pursuant to such election (a "Share Withholding Election").

            (b) A Share Withholding Election shall be subject to the following restrictions:

                 (i) The Share Withholding Election must be in writing and must be delivered to the Company no later than with the delivery of the notice of exercise of the option;

                 (ii) The Share Withholding Election shall be irrevocable by the optionee; provided, however, that a Share Withholding Election may be changed pursuant to a subsequent irrevocable Share Withholding Election to take effect at least six months from the date of such subsequent Share Withholding Election; and

                 (iii) The Share Withholding Election shall be subject to
            approval by the Committee, which approval may be granted or withdrawn at any time prior to the exercise date of the option.

            (c) With respect to a Share Withholding Election by an optionee who is subject to Section 16(b), the following additional restrictions apply:

                 (i) The Share Withholding Election: (a) must be made at least six months prior to the date of exercise of the option; (b) must take effect during a ten-day "window period" beginning on the third business day following the release of the Company's quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such release; or
            (c) must be incident to the death, disability, retirement or termination of employment of the optionee;

                 (ii) If a Share Withholding Election is made and such Share Withholding Election does not comply with either subsection
            (c)(i)(a) or (c)(i)(c) of this Section 8, the option must be exercised during a ten-day "window period";

                 (iii) A Share Withholding Election made at least six
            months prior to the date of exercise of the option may be a "standing" Share Withholding Election requesting the withholding of shares with respect to all future exercises of options or may be a "one-time" Share Withholding Election with respect to a particular exercise of an option; and

                 (iv) Notwithstanding the foregoing, the withholding of shares in payment of the exercise price of an option may not occur during the six-month period following the date on which such option was granted, and no Share Withholding Election attempting to effect a withholding of shares within such six-month period shall be effective.

     SECTION 9.  SHARE AWARDS.

            (a) The Committee may, from time to time, subject to the provisions of the Plan, award shares to participants. The award of shares shall be evidenced by a share award agreement executed by the Company and the grantee setting forth the number of shares of Capital Stock awarded, the vesting period, the vesting schedule or criteria and such other terms and conditions as the Committee may determine.

            (b) The grantee of a share award shall receive shares of Capital Stock without payment to the Company immediately upon grant; provided, however, that the grantee's ownership of such shares shall be subject to the following terms and conditions:

                 (i) Shares awarded hereunder shall vest in installments upon achievement by the Company or grantee of such specified performance or other goals, including but not limited to the continued employment of the grantee during the vesting period, as determined by the Committee and as provided in the share award agreement;

                 (ii) If the grantee or the Company, as the case may be, fails to achieve the designated goals or the grantee ceases to be employed by the Company for any reason (including death, permanent disability or retirement) prior to the expiration of the vesting period the grantee shall forfeit all shares so awarded which have not then vested;

                 (iii) A grantee who has received a share award pursuant to the Plan shall have all rights of a stockholder in such Capital Stock, including but not limited to the right to vote and receive dividends with respect thereto; provided, however, that shares awarded pursuant to the Plan which have not vested may not be sold or otherwise transferred by the grantee and stock certificates representing such shares shall bear a restrictive legend to that effect; and

                 (iv) No share award (or portion thereof) granted to a person subject to Section 16(b) shall vest within the six-month period beginning on the date of grant of such share award.

     SECTION 10. LIMITATION ON OPTIONS AND AWARDS. The aggregate number of shares covered by any option or options or share awards to one person shall not exceed ten percent (10%) of the aggregate number of shares subject to the Plan as provided in Section 5 hereof, excluding in the computation of such percentage for any individual the number of shares covered by any option previously granted to such person to the extent that such option shall have expired or terminated without being exercised and further excluding the number of shares awarded to the extent the award has terminated without vesting.

     SECTION 11.  TAX WITHHOLDING.

            (a) Whenever shares are to be issued under the Plan, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements prior to the delivery of any certificate for such shares; provided, however, that in the case of a grantee who is subject to Section 16(b), or who receives an award of shares under the Plan which is not fully vested, the grantee shall remit such amount on the first business day following the Tax Date. The "Tax Date" for purposes of this Section 11 shall be the date on which the amount of tax to be withheld is determined. If an optionee makes a disposition of shares acquired upon the exercise of an Incentive Stock Option within either two years after the option was granted or one year after the receipt of stock by the optionee, the optionee shall promptly notify the Company and the Company shall have the right to require the optionee to pay to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements.

            (b) A grantee who is obligated to pay the Company an amount required to be withheld under applicable tax withholding requirements may pay such amount (i) in cash; (ii) in the discretion of the Committee, through the delivery to the Company of previously owned shares of Capital Stock having an aggregate fair market value on the Tax Date equal to the tax obligation; provided, however, that, with respect to a grantee who is subject to Section 16(b), shares of Capital Stock acquired pursuant to an option or share award granted within the six (6) month period prior to the Tax Date may not be utilized to pay the tax obligation; (iii) through an election pursuant to Section 11(c) hereof to have shares of Capital Stock otherwise issuable to the grantee withheld to pay the tax obligation; or (iv) in the discretion of the Committee, through any combination of payment procedures set forth in subsections (i)-(iii) of this Section 11(b).

            (c) A grantee who is obligated to pay to the Company an amount required to be withheld under applicable tax withholding requirements in connection with either the exercise of a Nonstatutory Stock Option or a share award under the Plan may, in the discretion of the Committee, elect to satisfy this withholding obligation, in whole or in part, by requesting that the Company withhold shares of stock otherwise issuable to the grantee having a fair market value on the Tax Date equal to the amount of the tax required to be withheld; provided, however, that shares may be withheld by the Company only if such withheld shares have vested. Any fractional amount shall be paid to the Company by the optionee in cash or shall be withheld from the optionee's next regular paycheck.

            (d) An election by a grantee to have shares of stock withheld to satisfy federal, state and local tax withholding requirements pursuant to
     Section 11(c) (a "Tax Withholding Election") shall be subject to the following restrictions:

                 (i) The Tax Withholding Election must be in writing and delivered to the Company prior to the Tax Date;

                 (ii) The Tax Withholding Election shall be irrevocable by the grantee; provided, however, that the Tax Withholding Election may be changed pursuant to a subsequent irrevocable Tax Withholding Election to take effect at least six months from the date of such subsequent Tax Withholding Election; and

                 (iii) The Tax Withholding Election shall be subject to
            approval by the Committee, which approval may be granted or withdrawn at any time prior to the Tax Date.

            (e) With respect to the Tax Withholding Election by a grantee who is subject to Section 16(b), the following additional restrictions apply:

                 (i) The Tax Withholding Election: (a) must be made at least six months prior to the Tax Date; (b) must take effect during a ten-day "window period" beginning on the third business day following the release of the Company's quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such release; or (c) must be incident to the death, disability, retirement or termination of employment of the grantee;

                 (ii) If a Tax Withholding Election with respect to a Nonstatutory Stock Option is made and such Tax Withholding Election does not comply with either subsection (e)(i)(a) or
            (e)(i)(c) of this Section 11, the Nonstatutory Stock Option must be exercised during a ten-day "window period";

                 (iii) A Tax Withholding Election made at least six months
            prior to the Tax Date may be a "standing" Tax Withholding Election requesting the withholding of shares with respect to all future exercises of Nonstatutory Stock Options or vesting of share awards or may be a "one-time" Tax Withholding Election with respect to a particular exercise of a Nonstatutory Stock Option or vesting of a share award, and

                 (iv) Notwithstanding the foregoing, the withholding of shares to satisfy tax withholding obligations arising from the exercise of a Nonstatutory Stock Option or vesting of shares under a share award may not occur during the six-month period following the date on which such Nonstatutory Stock Option or share award was granted, and no Tax Withholding Election attempting to effect a withholding of shares within such six-month period shall be effective;

            (f)  Where the Tax Date of a grantee is deferred pursuant to
     Section 83(a) of the Code beyond the date on which stock is received, and the grantee makes the Tax Withholding Election pursuant to Section 11(c), the full number of shares shall be issued to the grantee upon exercise of the option or award of shares but the grantee shall be unconditionally obligated to tender back to the Company, on the first business day following the Tax Date(s), the number of shares of stock, the fair market value of which shall equal the amount of the tax withholding obligation determined on the Tax Date.

     SECTION 12.  ADJUSTMENT OF NUMBER AND PRICE OF SHARES.

            (a) In the event that a dividend shall be declared upon the Capital Stock of the Company payable in shares of said stock, the number of shares of Capital Stock covered by each outstanding option, the number of shares awarded pursuant to any share award agreement, and the number of shares available for issuance pursuant to the Plan but not yet covered by an option or share award agreement shall be adjusted by adding thereto the number of shares which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend.

            (b) In the event that the outstanding shares of Capital Stock of the Company shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for the shares of Capital Stock covered by each outstanding option, each share award agreement, and the shares available for issuance pursuant to the Plan but not yet covered by an option or share award agreement, the number and kind of shares of stock or other securities which would have been substituted therefor if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such changed or substituted stock or other securities.

            (c) In the event there shall be any change, other than specified in this Section 12, in the number or kind of outstanding shares of Capital Stock of the Company or of any stock or other securities into which such Capital Stock shall be changed or for which it shall have been exchanged, then, if the Board of Directors shall determine, in its discretion, that such change equitably requires an adjustment in the number or kind of shares covered by outstanding options or share award agreement or which are available for issuance pursuant to the Plan but not yet covered by an option or share award agreement, such adjustment shall be made by the Board of Directors and shall be effective and binding for all purposes of the Plan and on each outstanding stock option agreement and share award agreement.

            (d) In the event that, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board of Directors shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Committee may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of Code Section 424(a) and the rules and regulations thereunder, as they may be amended from time to time.

            (e)  No adjustment or substitution provided for in this
     Section 12 shall require the Company to issue or to sell a fractional share under any stock option agreement or share award agreement and the total adjustment or substitution with respect to each stock option and share award agreement shall be limited accordingly.

            (f) In the case of any adjustment or substitution provided for in this Section 12, the option price per share in each stock option agreement shall be equitably adjusted by the Board of Directors to reflect the greater or lesser number of shares of stock or other securities into which the stock covered by the option may have been changed or which may have been substituted therefor.

     SECTION 13. FAIR MARKET VALUE. In any determination of fair market value hereunder, fair market value shall be deemed to be the mean between the highest and lowest sales prices for the Capital Stock of the Company as reported in the New York Stock Exchange -- Composite Transactions reporting system for the date in question, or if no sales were made on that date, on the next preceding date on which sales were made.

     SECTION 14.  CHANGE IN CONTROL.

            (a) In the event of a Change in Control of the Company, as hereinafter defined, the following provisions shall apply to options and share awards previously awarded under the Plan, notwithstanding any provision herein or in any agreement to the contrary:

                 (i) All options which provide for exercise in one or more installments shall become immediately exercisable in full;

                 (ii) If any optionee shall cease to be employed by the Company or any of its subsidiaries within one (1) year following a Change in Control, then the option may in all events be exercised for a period of three months after such termination of employment and within the option period;

                 (iii) All awards of shares under the Plan which have not
            previously vested shall become vested.

            (b) The term "Change in Control" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Exchange Act as in effect on the date thereof or, if Item 6(e) is no longer in effect, any regulations issued by the Securities and Exchange Commission pursuant to the Exchange Act which serve similar purposes; provided that, without limitation, such a Change in Control shall be deemed to have occurred if:
     (i) the Company shall be merged or consolidated with another corporation, or (ii) the Company shall sell all or substantially all of its operating properties and assets to another person, group of associated persons or corporation, excluding affiliates of the Company, if any, or (iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than any person who on the date hereof is a director or officer of the Company, is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities coupled with or followed by the election as directors of the Company of persons who were not directors at the time of such acquisition if such person shall elect a majority of the Board of Directors of the Company; and provided, however, that if the transaction, transactions or elections causing the Change in Control shall have been approved by the affirmative vote of at least two-thirds (2/3) of the members of the Board of Directors of the Company immediately prior to the Change in Control, then such transaction, transactions or election shall not be deemed to be a Change in Control for purposes of this Plan.

     SECTION 15. AMENDMENT AND DISCONTINUANCE. The Board of Directors may alter, amend, suspend or discontinue the Plan, provided that no such action shall deprive any person without such person's consent of any rights theretofore granted pursuant hereto. The Board of Directors may, in its discretion, submit any proposed amendment to the Plan to the stockholders of the Company for approval and shall submit proposed amendments to the Plan to the stockholders of the Company for approval if such approval is required in order for the Plan to comply with Rule 16b-3 of the Exchange Act (or any successor rule).

     SECTION 16. COMPLIANCE WITH GOVERNMENTAL REGULATIONS. Notwithstanding any provision of the Plan or the terms of any agreement entered into pursuant to the Plan, the Company shall not be required to issue any shares hereunder prior to registration of the shares subject to the Plan under the Securities Act of 1933 or the Exchange Act, if such registration shall be necessary, or before compliance by the Company or any participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules of the New York Stock Exchange, Inc. The Company shall use its best efforts to effect such registrations and to comply with such laws, regulations and rulings forthwith upon advice by its counsel that any such registration or compliance is necessary.

     SECTION 17. COMPLIANCE WITH SECTION 16. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or its successor rule). To the extent that any provision of the Plan or any action by the Board of Directors or the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and to the extent deemed advisable by the Committee.

     SECTION 18. PARTICIPATION BY FOREIGNERS. The Committee may, in order to fulfill the purposes of the Plan and without amending the Plan, modify grants to foreign nationals or United States citizens employed abroad in order to recognize differences in local law, tax policy or custom.

     SECTION 19. EFFECTIVE DATE OF PLAN. The Plan shall become effective upon approval and adoption of the Plan by the holders of a majority of the outstanding shares of Capital Stock of the Company at the 1992 annual meeting of stockholders.